                                  CONTROL AGREEMENT

          This Control Agreement (the "Agreement") is made as of April 24, 1998 by and among The First National Bank of Chicago, as agent for certain financial institutions (the "Agent"), 312 Certificate Company, a Delaware corporation
(the "Principal"), and Bank One, Kentucky, N.A., a national banking association, with its principal office located at 416 West Jefferson Street, Louisville, KY 40202 (the "Custodian").

          Each of the Agent, the Principal and the Custodian hereby agree as follows:

                                    PREAMBLE:

          1. The Custodian and the Principal have entered into a Standard Custody Agreement, a copy of which is attached hereto as Exhibit A (the "Custody Agreement"), pursuant to which the Custodian has established its custodial account number 3402824200 in the name of the Principal (the "Account").

          2. The Principal and the Agent have entered into a Pledge and Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the "Pledge Agreement"), in which INTER ALIA, the Principal has granted to the Agent on behalf of the "Certificateholders" (as such term is defined in the Pledge Agreement) a security interest in the Account and the financial assets and any free credit balance carried therein.

          3. The Agent, the Principal and the Custodian are entering into this Agreement to provide for the control of the Account and to perfect the security interest of the Agent in the Account and the financial assets and any free credit balance carried therein as more fully described in the Pledge Agreement.

                                     TERMS:

          Section 1. THE ACCOUNT. The Custodian hereby represents and warrants to the Agent and the Principal that (a) the Account has been established in the name of the Principal as recited above, (b) the Custody Agreement, the security entitlements arising out of the financial assets carried in the Account and such free credit balance are valid and legally binding obligations of the Custodian, and (c) except for the claims and interests of the Agent and of the Principal in the Account, the Custodian does not know of any claim to or interest in the Account or in any financial asset carried therein. The Custodian will treat all property held by it in the Account as financial assets under Articles 8 and 9 of the Uniform Commercial Code of the Commonwealth of Kentucky (the "Code").

          Section 2. NO WITHDRAWALS. The Custodian shall neither accept nor comply with any entitlement order from the Principal, or its authorized representatives, withdrawing any financial assets from the Account nor deliver any such financial assets including, without limitation, any instruments, chattel paper or certificated securities, to the Principal, or its authorized representatives, nor pay any free credit balance or other amount owing from the Custodian to the Principal with respect to the Account following a Notice of Exclusive Control (as defined below) from the Agent.

          Section 3. AGENT FOR PERFECTION; PRIORITY OF LIEN. (a) Pursuant to the Pledge Agreement, the Principal has granted to the Agent for the benefit of Certificateholders a security interest in the Account, all financial assets carried therein and any free credit balance therein. The Custodian consents to such security interest and, in order to perfect the interests of the Agent in any financial assets carried in the Account which constitute instruments, chattel paper and certificated securities, the Custodian, acting directly or through its agents, shall hold such financial assets, as agent hereunder for the Agent on the terms and conditions hereinafter set forth. The Custodian shall maintain possession of any financial assets carried in the Account which constitute instruments, chattel paper and certificated securities, within the State of Ohio at all times that this Agreement is in effect.

          (b) The Custodian hereby confirms that the Account is a cash account and that notwithstanding any provision of the Custody Agreement so permitting, it will not advance any margin or other credit to the Principal therein, either directly or indirectly by executing purchase orders in excess of any credit balance or money market mutual funds held in the Account, executing sell orders on securities not held in the Account or by executing trades in instruments such as options and commodities contracts that create similar obligations, nor shall the Custodian hypothecate any securities carried in the Account. The Custodian hereby waives and releases all liens, encumbrances, claims and rights of setoff the Custodian may have against the Account or any financial asset carried in the Account or any credit balance in the Account and agrees that, except for payment of its customary fees and commissions pursuant to the Custody Agreement, it will not assert any such lien, encumbrance, claim or right or the priority thereof against the Account or any financial asset carried in the Account or any credit balance in the Account. The Custodian will not agree with any third party that the Custodian will comply with entitlement orders concerning the Account originated by such third party without the prior written consent of the Agent and the Principal.

          Section 4. CONTROL. Except as otherwise provided in Sections 2 and 3 above, the Custodian shall make trades of financial assets held in the Account at the instruction of the Principal, or its authorized representatives, and comply with entitlement orders concerning such trades from the Principal, or its authorized representatives, until such time as the Agent delivers a written notice to the Custodian which states that the Agent is exercising exclusive control over the Account. Such notice is referred to herein as the "Notice of Exclusive Control." After the Custodian receives a Notice of Exclusive Control, it will immediately cease complying with all instructions or entitlement orders concerning the Account originated by the Principal or its representatives.

          Section 5. STATEMENTS, CONFIRMATIONS, RECORDS AND NOTICES OF ADVERSE CLAIMS. The Custodian will send copies of all statements, confirmations and other correspondence including, without limitation, any notice of termination, concerning the Account or the Custody Agreement simultaneously to each of the Principal and the Agent at its respective addresses for notice as specified in
Section 16. The Custodian shall also permit the Agent to inspect and audit the records related to the Account to the same extent as the Principal shall be authorized under Section 11 of the Custody Agreement. If any person asserts any lien, encumbrance or adverse claim against the Account or in any financial asset carried therein, the Custodian will promptly notify the Agent and the Principal thereof.

          Section 6. RESPONSIBILITY OF THE CUSTODIAN. Except for advancing margin or other credit to the Principal in violation of Section 3 above, the Custodian shall have no responsibility or liability to the Agent for making trades of financial assets held in the Account at the instruction of the Principal, or its authorized representatives, or complying with entitlement orders received thereafter in accordance with Section 4 above concerning the Account from the Principal, or its authorized representatives, which are received by the Custodian before the Custodian receives a Notice of Exclusive Control. The Custodian shall have no responsibility or liability to the Principal for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Account originated by the Agent. The Custodian shall have no duty to investigate or make any determination as to whether the conditions for the issuance of a Notice of Exclusive Control contained in any agreement between the Principal and the Agent have occurred. Neither this Agreement nor the Pledge Agreement imposes or creates any obligation or duty of the Custodian other than those expressly set forth herein.

          Section 7. TAX REPORTING. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Principal.

          Section 8. CUSTODY AGREEMENT. This Agreement supplements the Custody Agreement between the Custodian and the Principal. IN THE EVENT OF A CONFLICT BETWEEN THIS AGREEMENT AND THE CUSTODY AGREEMENT, THE TERMS OF THIS AGREEMENT WILL PREVAIL. Regardless of any provision in the Custody Agreement, Kentucky shall be deemed to be the Custodian's location for the purposes of this Agreement and the perfection and priority of the Agent's security interest in the Account.

          Section 9. TERMINATION. The rights and powers granted herein to the Agent have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the bankruptcy or insolvency of the Principal nor by the lapse of time. The obligations of the Custodian under Sections 2, 3, 4 and 5 above shall continue in effect until the security interest of the Agent in the Account has been terminated pursuant to the terms of the Pledge Agreement and the Agent has notified the Custodian of such termination in writing. Upon receipt of such notice, the obligations of the Custodian under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, the Agent shall have no further right to originate entitlement orders concerning the Account and the Custodian may take such steps as the Principal may request to vest full ownership and control of the Account in the Principal, including, but not limited to, transferring all of the financial assets and credit balances in the Account to another securities account in the name of the Principal or its designee.

          Section 10. PORTFOLIO MANAGER. The Custodian hereby acknowledges that Integrity Capital Advisors, Inc. (the "Portfolio Manager") has been appointed by the Principal pursuant to that certain Investment Management Agreement dated as of April 24, 1998 among the Principal, the Portfolio Manager and the Agent to take any action and provide instructions to the Custodian with respect to the Account from time to time, and the Custodian agrees that any such actions or instructions taken or delivered by the Portfolio Manager and/or its affiliates shall be construed as actions taken, or instructions delivered, by the Principal for purposes of the Custody Agreement and this Agreement.

          Section 11. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

          Section 12. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

          Section 13. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

          Section 14. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or assigns.

          Section 15. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement. Except as otherwise defined herein all terms herein shall have the meanings ascribed thereto in Articles 8 or 9 of the Code.

          Section 16. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth underneath such parties' name on the signature page of this Agreement. Any party may change its address for notices in the manner set forth above.

          Section 17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

          Section 18. CHOICE OF LAW. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of Kentucky. The validity, terms, performance and enforcement of this Agreement shall be governed by the laws of the State of Kentucky which are applicable to agreements which are executed, delivered and performed in that State.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE FIRST NATIONAL BANK OF CIHCAGO,
                                        as Agent


                                        BY: /s/ Eleanor C. Nadbielny
                                           --------------------------------
                                             Title:  Authorized Agent
                                                   ------------------------

                                        One First National Plaza
                                        Mail Suite 0594
                                        Chicago, Illinois 60670-0594
                                        Attention: Ann Marie Somers
                                        Facsimile No.: (312) 732-4487



                                        312 CERTIFICATE COMPANY


                                        BY: /s/ Robert L. Maddox
                                           --------------------------------
                                             Title: President
                                                   ------------------------

                                        515 West Market Street
                                        8th Floor
                                        Louisville, Kentucky 40202
                                        Attention: Robert L. Maddox, President
                                        Facsimile No. (502) 582-7903



                                        BANK ONE, KENTUCKY, N.A


                                        By: /s/ Thomas S. Albright
                                           --------------------------------
                                             Title: Vice President

                                        416 West Jefferson Street
                                        P.O. Box 32500
                                        Louisville, Kentucky 40232-2500
                                        Attention: J. Terry Strange,
                                                  Relationship Manager KYI-2306
                                        Facsimile No. (502) 566-3954
                                                      -------------------------

                                    Exhibit A
                                         to
                                 Control Agreement

                                  CUSTODY AGREEMENT

                                     Attached.

                              BANK ONE, KENTUCKY, N.A.

                             STANDARD CUSTODY AGREEMENT

                              BANK ONE, KENTUCKY, N.A.

                             STANDARD CUSTODY AGREEMENT

                                    EXECUTION FORM

Name of Principal:    312 CERTIFICATE COMPANY
                     -----------------------------------------------------------

Address of Principal:
                     -----------------------------------------------------------

Execution Date:
                     -----------------------------------------------------------

Effective Date:
                     -----------------------------------------------------------

This Standard Custody Agreement is entered into on the Execution Date set forth above, effective on the Effective Date set forth above, by and between the above named Principal ("Principal") and Bank One, Kentucky, N.A., ("Custodian"), with its principal offices located at 416 West Jefferson Street, Louisville, KY 40202. In consideration of the mutual covenants and conditions of this agreement, the Custodian and Principal hereby agree to the provisions of this agreement attached hereto and the Schedules, if any, of this agreement attached hereto.

IN WITNESS WHEREOF, this agreement is executed by Custodian and the Principal on the Execution Date.

CUSTODIAN                                              PRINCIPAL

Bank One, Kentucky, N.A.                          312 CERTIFICATE COMPANY

By:  /s/ Thomas S. Albright                       By: /s/ Robert L. Maddox
     ---------------------------                      --------------------------

Printed Name: Thomas S. Albright                  Printed Name: Robert L. Maddox
             -------------------                                ----------------

Title: VP                                         Title: President
       --------------------------                        -----------------------

Dated: 4/21/98                                    Dated: 4/23/98
       --------------------------                        -----------------------

                                                  By: /s/ Robert L. Maddox
                                                      --------------------------

                                                  Printed Name: Robert L. Maddox
                                                               -----------------

                                                  Title: President
                                                          ----------------------

                                                  DATED: 4/23/98
                                                         -----------------------

                               BANK ONE, KENTUCKY, N.A.

                              STANDARD CUSTODY AGREEMENT

                           TABLE OF CONTENTS FOR PROVISIONS

Section 1    Appointment of Custodian
Section 2    Delivery of Securities, Cash and Other Property
Section 3    Accounts
Section 4    Proper Instructions
Section 5    Collection of Income
Section 6    Short-Term Investments
Section 7    Payment of Monies
Section 8    Duties of Custodian with Respect to Securities of the
               Principal Held by Custodian
Section 9    Voting and Other Actions
Section 10   Responsibility of Custodian
Section 11   Records and Reports
Section 12   Effective Period, Termination and Interpretive and
               Additional Provisions
Section 13   Successor Custodian
Section 14   Compensation of Custodian and Reimbursement of Expenses
Section 15   Notices
Section 16   Overdrafts or Indebtedness
Section 17   Governing Law
Section 18   Severability
Section 19   Non-Waiver
Section 20   No Third Party Benefit
Section 21   Captions
Section 22   Dispute Resolution and Arbitration
Section 23   Entire Agreement

                            BANK ONE, KENTUCKY, N.A.

                           STANDARD CUSTODY AGREEMENT

                                   PROVISIONS

These Provisions are applicable to the Standard Custody Agreement between the Custodian and the Principal described in the foregoing Execution Form.

          1. APPOINTMENT OF CUSTODIAN. Subject to the terms and conditions of this agreement, the Principal hereby appoints and Custodian hereby accepts the appointment by the Principal as custodian for certain cash, securities and other property owned by the Principal and delivered to Custodian.

          2. DELIVERY OF SECURITIES, CASH AND OTHER PROPERTY. The Principal shall deliver to Custodian cash, securities and other property. Custodian shall accept for deposit hereunder additional cash, securities and property upon receiving written notice from Principal. Custodian shall only be responsible for custody hereunder of cash, securities and property delivered to it and then only while the cash, securities and property are held in and as a part of the custodial account. Such cash, securities (hereinafter "Securities") and other property held in and as part of the custodial account shall hereinafter be referred to as the "Assets."

          3. ACCOUNTS. Custodian shall open and maintain a separate account or accounts in the name of the Principal, subject only to draft or order by Custodian pursuant to the terms of this agreement, and shall maintain in such account or accounts all cash received by it for the account of the Principal. All separate accounts governed by this agreement are listed in Schedule B attached hereto.

          4. PROPER INSTRUCTIONS. For purposes of this agreement, "proper instructions" shall mean (a) any oral authorizations, instructions or approvals of any kind transmitted to Custodian in person or by telephone by a person believed in good faith by Custodian to be a person authorized by a resolution of the Board of Directors of the Principal; or (b) written authorizations, instructions, or approvals of any kind transmitted to Custodian by mail, personal delivery, facsimile, telegram or other written means by a person believed in good faith by Custodian to be a person authorized by a resolution of the Board of Directors of the Principal to give such authorizations, instructions or approvals on behalf of the Principal. The Principal shall confirm any oral authorization, instruction or approval described in (a), above, the same business day by transmittal to Custodian of a written authorization, instruction or approval described in (b), above.

          5. COLLECTION OF INCOME. Custodian shall collect all income and other payments with respect to registered Securities held hereunder to which the Principal shall be entitled by law or pursuant to custom in the securities business, and shall collect all income and principal and other payments with respect to bearer Securities if, on the date of payment by the issuer, such Securities are held by Custodian or agent thereof, and shall deposit such income and principal, as collected, into the Principal's account. Without limiting the generality of the foregoing, Custodian shall detach and present for payment all coupons and other income and principal items requiring presentation as and when they become due, shall collect dividends and interest when due on Securities held hereunder, and shall endorse and deposit for collection, in the name of the Principal, checks, drafts, and other negotiable instruments on the same day as received.

               With respect to Securities of foreign issuers, while Custodian will use its best efforts to collect any monies which may to its knowledge become collectible arising from such Securities, including dividends, interest and other income, it is understood that Custodian shall be under no responsibility for any failure or delay in effecting such collections or giving such notices.

          Custodian shall not be under any obligation or duty to take action to effect collection of any amount, if the Securities (domestic or foreign) on which such amount is payable are in default and payment is refused after due demand or presentation. Custodian will, however, notify the Principal in writing of such default and refusal to pay.

          6. SHORT-TERM INVESTMENTS. It is contemplated that Principal will, from time to time, provide Custodian with written guidelines setting forth specific short term interest bearing and short term discount obligations which are acceptable to Principal, and Custodian agrees to act within said guidelines.

          In the absence of written guidelines from Principal, Custodian is specifically authorized, empowered and directed to invest any short term monies in:

               (i) Securities of any open-end or closed-end management type investment company or investment trust registered under the Investment Company Act of 1940, as amended, which would be regarded by prudent businessmen as a safe investment. The fact that Custodian, any affiliate of Custodian, or any affiliate of BANC ONE CORPORATION is providing services to and receiving remuneration from the foregoing investment company or investment trust as investment advisor, custodian, transfer agent, registrar, or otherwise shall not preclude Custodian from investing in the securities of such investment company or investment trust;

               (ii) Savings accounts, time deposit accounts, certificates of deposit, money market funds or other evidences of deposit issued by Bank One, Columbus, N.A. and/or any other national bank, savings and loan institution, state member bank, state non-member bank, or other depository institution which now or in the future is an affiliate or subsidiary of Custodian or of BANC ONE CORPORATION.

          7. PAYMENT OF MONIES. Custodian shall pay out monies from the custodian account in the following cases only:

               (a) Upon the purchase of Securities for the account of the Principal but only (i) against the delivery of such Securities to Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which has been designated by Custodian as its agent for this purpose) registered in the name of the Principal or in the name of a nominee of the Principal or in the name of a nominee of Custodian or in proper form for transfer; (ii) in the case of a purchase effected through a Securities Depository, in accordance with the conditions set forth in
                    Section 8 below; or (iii) in the case of repurchase agreements entered into between the Principal and another bank or broker-dealer, against delivery of Securities either in certificate form or through an entry crediting Custodian's account at the Federal Reserve Bank with such securities.

               (b) In connection with conversion, exchange or surrender of Securities owned by the Principal as set forth in Section 8 of this agreement;

               (c) For any other purpose of the Principal, but only upon receipt of proper instructions from the Principal specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

          8. DUTIES OF CUSTODIAN WITH RESPECT TO SECURITIES OF THE PRINCIPAL HELD BY CUSTODIAN.

               (a)   DEPOSIT OF SECURITIES. Custodian may deposit the
                     Securities:

                     (i)    in the bank vault of Custodian;

                     (ii) in such other banks or trust companies as Custodian may deem appropriate;

                     (iii) in its accounts with a clearing agency registered with the Securities and Exchange Commission (the "Commission") under Section 17A of the Securities Exchange Act of 1934 (the "Exchange Act"), which acts as a securities depository (the "Securities Depository"); or

                     (iv) in a book-entry account which is maintained for the Custodian by a Federal Reserve Bank (the "Book Entry Account").

               (b) SECURITIES DEPOSITORY AND BOOK ENTRY ACCOUNTS. So long as Custodian maintains any account pursuant to subparagraphs
                     (a)(iii) or (a)(iv) above for the Principal, Custodian shall:

                     (i) deposit the Securities in such an account that includes only assets held for the Principal;

                     (ii) with respect to Securities transferred to the account of the Principal, identify as belonging to the Principal a quantity of such Securities in the fungible bulk of Securities (A) registered in the name of Custodian or its nominee, or (B) shown on Custodian's account on the books of the Securities Depository, the Book-Entry Account, or Custodian's agent;

                     (iii) promptly send to the Principal reports received from the appropriate Federal Reserve Bank or Securities Depository on its system of internal accounting control; and

                     (iv) send to the Principal such reports of the systems of internal accounting control of Custodian and its agents through which such Securities are deposited as are available and as the Principal may reasonably request from time to time.

               (c) HOLDING SECURITIES. Custodian shall hold and physically segregate for the account of the Principal all Securities owned by the Principal other than Securities held in a Securities Depository or Book Entry Account, as provided in subparagraphs (a) and (b) of this Section 8.

               (d) REGISTRATION OF SECURITIES. Securities held by Custodian (other than bearer Securites) shall be registered in the name of the Principal or in the name of any nominee of the Principal or of any nominee of Custodian. All Securities accepted by Custodian on behalf of the Principal under the terms of this agreement shall be in "street name" or other good delivery form.

               (e) DELIVERY OF SECURITIES. Custodian shall release and deliver Securities owned by the Principal held by Custodian or in a Securities Depository or Book Entry Account for
                     Custodian only upon receipt of proper instructions, which may be continuing instructions when Principal and Custodian specifically agree in writing, and only in the following cases:

                     (i) Upon the sale of such Securities for the account of the Principal and the receipt of payment therefor;

                     (ii) Upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by the Principal;

                     (iii) In the case of a sale effected through a Securities Depository or Book Entry Account, in accordance with the provisions of subparagraphs (a) and (b) of this section 8;

                     (iv) In connection with tender or other similar offers for Securities owned by the Principal, provided that, in any such case, the cash or other consideration is to be delivered to Custodian;

                     (v) To the issuer thereof or its agent when such Securities are called, redeemed, retired, or otherwise become payable, provided that, in any such case, the cash or other consideration is to be delivered to Custodian;

                     (vi) To the issuer thereof, or its agent, for transfer into the name of the Principal, or into the name of any nominee or nominees of Custodian, or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units, or for exchange of interim receipts or temporary securities for definitive securities, provided that, in any such case, the new Securities are to be delivered to Custodian;

                     (vii) To the broker selling the same for examination in accordance with "street delivery" custom provided that Custodian may adopt such procedures to ensure their prompt return to Custodian by the broker in the event the broker elects not to accept them;

                     (viii) For exchange or conversion pursuant to any plan of
                            merger, consolidation, recapitalization, reorganization, or readjustment of the Securities of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian.

                     (ix) In the case of warrants, rights or similar Securities, the surrender thereof upon the exercise of such warrants, rights or similar Securities or the surrender of interim receipts or temporary Securities for definitive Securities, provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

                     (x) For delivery in connection with any loans of Securities made by the Principal, but only against receipt of adequate collateral as specified from time to time by proper instructions of the Principal;

                     (xi) For delivery as security in connection with any borrowings by the Principal requiring a pledge of assets by the Principal but only against receipt of amounts borrowed;

                     (xii) For delivery in accordance with the provisions of any agreement among the Principal, Custodian and a broker-dealer registered under the Exchange Act and a member of the National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation
                            (the "O.C.C.")

                            and of any registered national securities exchange or any similar organization, regarding escrow or other arrangements in connection with transactions of the Principal; and


                     (xiii) For any other purpose of the Principal, but only
                            upon receipt of proper instructions from the Principal specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom delivery of such Securities shall be made.

               (f) SECURITY HOLDINGS DISCLOSURE. Custodian is not authorized and shall not disclose the name, address or security positions of the Principal in response to requests concerning shareholder communications under Section 14 of the Exchange Act, the rules and regulations thereunder, and any similar statute, regulation, or rule in effect from time to time.

          9. VOTING AND OTHER ACTIONS. Custodian shall promptly deliver or mail to the Principal all forms of proxies and all notices of meetings affecting or relating to Securities held for the account of the Principal. Upon receipt of proper instructions, Custodian shall execute and deliver such proxies or other authorizations as may be required. Neither Custodian nor its nominee shall vote any Securities or execute any proxy to vote the same or give any consent to take any other action with respect thereto.

               Custodian shall release and deliver such Securities and take any other action as directed by the Principal, with respect to dividends, splits, distributions, spin-offs, puts, calls, conversions, redemptions, tenders, exchanges, mergers, reorganizations, rights, warrants or any other similar activity relating to the Securities. Custodian shall request direction of Principal upon receipt of actual notice where Principal has an option as to any such activity. For purposes of this paragraph, Custodian shall be deemed to have actual notice if any such activity is published in one or more of the following publications: J.J. Kenny's Munibase System, Financial Card Service, Xitek, Inc., Standard & Poors' Called Bond Listing, Depository Trust Reorganization Notices, and THE WALL STREET JOURNAL. If Custodian does not have actual notice of such activity, any such activity will be handled by Custodian on a "best efforts" basis.

          10. RESPONSIBILITY OF CUSTODIAN. As long as and to the extent that it exercises reasonable care, Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this agreement and Custodian shall be held harmless in acting upon proper instructions and shall be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder, a certificate by the President, Treasurer, or Secretary or Assistant Secretary of the Principal. Custodian may receive and accept a certified resolution of the Board of Directors of the Principal as conclusive evidence of the authority of any person to act in accordance with such vote.

               Custodian shall be entitled to rely upon and may act upon advice of counsel (who may or may not be counsel for the Principal) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

               If the Principal requires Custodian to take any action with respect to Securities, which action involves the payment of monies or which action may, in the opinion of Custodian, result in Custodian's or its nominee's being liable for the payment of money or incurring liability of some other form, the Principal, as a prerequisite to requiring Custodian to take such action, shall provide indemnity to Custodian in an amount and form satisfactory to Custodian.

               Principal hereby agrees to indemnify Custodian and hold Custodian harmless from and against any and all costs, expenses, damages, liabilities and claims (including reasonable attorneys' fees and accountants' fees) sustained or incurred by or asserted against Custodian by reason or as a result of any action or inaction, or arising out of Custodian's performance hereunder; provided, that Principal shall not indemnify Custodian for those costs, expenses, damages, liabilities or claims arising out of Custodian's negligence or willful misconduct. This indemnity shall be a continuing obligation of Principal, its successors and assigns, notwithstanding the termination of this agreement.

               Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this agreement arising out of or caused directly or indirectly, by circumstances beyond its reasonable control, including without limitation: acts of God; earthquakes; fires; floods; wars; civil or military disturbance; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, communications service; accidents; labor disputes; acts of civil or military authority; governmental action; or inability to obtain labor, material, equipment or transportation.

               Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this agreement.

          11. RECORDS AND REPORTS. Principal hereby acknowledges that it may have the right to receive broker confirmations within the time period prescribed by 12 C.F.R. Section 12.5 at no additional cost. In lieu of receiving such confirmations within such time period, Custodian and Principal agree to the alternative procedures set forth in this Section 11. Custodian shall create and maintain records relating to its activities and obligations under this agreement as Custodian and the Principal shall agree to and in such manner as will meet the obligations of the Principal, if any, under Federal and State tax laws and any other law or administrative rules or procedures which may be applicable to the Principal. All such records shall remain the property of the Principal, and shall be open to the inspection and audit at reasonable times by duly authorized officers, employees or agents of the Principal. Custodian shall, at the Principal's request, supply the Principal with a tabulation of Securities owned by the Principal and held by Custodian and shall supply to the Principal a report from time to time as the parties shall agree of all monies received or paid on behalf of the Principal and of the resultant cash balance, and such other reports as the Principal may reasonably request.

          12. EFFECTIVE PERIOD, TERMINATION AND INTERPRETIVE AND ADDITIONAL PROVISIONS. This agreement shall become effective as of the date first set forth on the Execution Form of this agreement and may be terminated by either party by 90 days advance notice. Upon termination hereof, the Principal shall pay to Custodian such compensation as may be due as of the date of such termination, and shall likewise reimburse Custodian for its costs, expenses and disbursements as contemplated by this agreement. Upon termination, except as otherwise provided herein including the payment of all monies owed to Custodian as set forth in Section 14, all obligations of each party to the other party hereunder shall cease.

               In connection with the operation of this agreement, Custodian and the Principal may agree from time to time on such provisions interpretive or in addition to the provisions of this agreement as may in their joint opinion be consistent with the general tenor of this agreement. Any such interpretive or additional provisions shall be signed by both parties and annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state law regulations.

          13. SUCCESSOR CUSTODIAN. If a successor custodian is appointed by the Principal, Custodian shall, upon termination, deliver to such successor custodian, duly endorsed and in form for transfer, all Securities then held hereunder and all other property of the Principal deposited with or held by it hereunder and Custodian shall be released of all duties and obligations under this agreement. If no such successor custodian is appointed and this agreement is terminated pursuant to Section 12, Custodian shall, in like manner, at its office, upon receipt of proper instructions from the Principal, deliver such property in accordance with such instructions. Delivery and release of Securities and other property shall be made provided Custodian shall have no liability for shipping or insurance costs associated therewith and full payment has been made to Custodian of all its compensation, costs, expenses and other amounts hereunder.

          In the event that property of the Principal remains in the possession of Custodian after the date of termination hereof owing to the failure of the Principal to appoint a successor custodian or provide proper instructions, Custodian shall be entitled to compensation for its services during such period and the provisions of this agreement relating to the duties and obligations of Custodian shall remain in full force and effect. Alternatively, Custodian shall have the right to commence an action in the nature of an interpleader, and seek to deposit the property in a court of competent jurisdiction.

          14. COMPENSATION OF CUSTODIAN AND REIMBURSEMENT OF EXPENSES. Custodian shall be entitled to compensation for its services as set forth in Schedule A attached hereto and made a part hereof (the "Fee Schedule"), for reimbursement of its out of pocket expenses as provided in this agreement, and for all other necessary and proper disbursements and expenses made or incurred by Custodian in the performance of its duties and obligations under this agreement. The Principal shall pay or reimburse Custodian from time to time for any transfer taxes payable upon transfers of Securities made hereunder.

               The Principal shall promptly pay or reimburse Custodian for the payment of any expense or liability named by the Principal, including but not limited to the following payments for the account of the Principal: delivery charges, insurance, interest, taxes, management, accounting and legal fees, and other operating expenses of the Principal.

          15. NOTICES. Any notices required or desired to be given to any party hereto shall be in writing, shall be addressed to such other party at that party's address set forth at the beginning of this agreement and shall be deemed given when deposited in the United States mail, certified, return receipt requested, or actually received by the party to whom it was addressed if delivered by an alternate method. Any party may change the address to which notices or other communications are to be given by giving the other party notice of such change.

          16. OVERDRAFTS OR INDEBTEDNESS. If Custodian, in its sole discretion, advances cash on behalf of the Principal which results in an overdraft because the cash held by Custodian for the account of the Principal shall be insufficient to pay the total amount payable upon a purchase of Securities as set forth in proper instructions or which results in an overdraft for some other reason, or if the Principal is for any other reason indebted to Custodian (including any amount owed by Principal to Custodian pursuant to Section 14, above, and except for other borrowings for temporary or emergency purposes using securities as collateral pursuant to a separate agreement), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Principal payable on demand and shall bear interest from the date incurred at a rate per annum (based on a 360-day year for the actual number of days involved) equal to 2% over the prime rate in effect from time to time as announced by THE WALL STREET JOURNAL under the section titled
MONEY RATES, or any successor title, such rate to be adjusted on the effective date of any change in such prime rate. In addition, the Principal hereby grants to and agrees that Custodian shall have a continuing lien and security interest in and to any property at any time held by it for the benefit of the Principal or in which the Principal may have an interest which is then in Custodian's possession or control or in possession or control, of any third party acting on Custodian's behalf. The Principal authorizes Custodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to the Principal's credit on the Custodian's books.

          17. GOVERNING LAW. This agreement shall be construed and enforced according to the laws of the State of Kentucky and all provisions shall be administered according to the laws of said State, except as said laws are superseded or preempted by any Federal law.

          18. SEVERABILITY. The intention of the parties to this agreement is to comply fully with all laws, rules, regulations and public policies, and this agreement shall be construed consistently with all laws, rules, regulations and public policies to the extent possible. If and to the extent that any court of competent jurisdiction determines it is impossible to construe any provision of this agreement consistently with any law, rule, regulation or public policy and consequently holds that provision to be invalid, such holding shall in no way affect the validity of the other provisions of this agreement, which shall remain in full force and effect.

          19. NON-WAIVER. No failure by any party to insist upon compliance with any term of this agreement, to exercise any option, enforce any right, or seek any remedy upon any default of any other party shall affect, or constitute a waiver of, the first party's right to insist upon such strict compliance, exercise that option, enforce that right, or seek that remedy with respect to that default or any prior, contemporaneous, or subsequent default. No custom or practice of the parties at variance with any provision of this agreement shall affect or constitute a waiver of, any party's right to demand strict compliance with all provisions of this agreement.

          20. NO THIRD PARTY BENEFIT. This agreement is intended for the exclusive benefit of the parties to this agreement and their respective successors and assigns, and nothing contained in this agreement shall be construed as creating any rights or benefits in or to any third party.

          21. CAPTIONS. The captions of the various sections of this agreement are not part of the context of this agreement, but are only labels to assist in locating those sections and shall be ignored in construing this agreement.

          22. DISPUTE RESOLUTION AND ARBITRATION. Any controversy or claim arising out of or relating to this agreement, or the breach of the same, shall be settled through consultation and negotiation in good faith and a spirit of mutual cooperation. However, if those attempts fail, the parties agree that any misunderstandings or disputes arising from this agreement shall be decided by arbitration which shall be conducted, upon request by either party, before three
(3) arbitrators (unless both parties agree on one (1) arbitrator) designated by the American Arbitration Association (the "AAA"), in accordance with the terms of the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States
Code), or if such Act is not applicable, any substantially equivalent state law. The parties further agree that the arbitrator(s) will decide which party must bear the expenses of the arbitration proceedings.

          23. ENTIRE AGREEMENT. This agreement represents the entire agreement between the parties and may not be modified or amended except by a writing signed by the party to be charged, except as otherwise provided herein.

                             BANK ONE KENTUCKY, N.A.

                           STANDARD CUSTODY AGREEMENT

                                   SCHEDULE A

            SCHEDULE OF DOMESTIC CUSTODY FEES FOR ARM FINANCIAL GROUP

     This Schedule A sets forth the compensation agreed upon by 312 CERTIFICATE COMPANY (the "Principal") to be paid to Bank One, Kentucky, N.A., (the "Custodian") pursuant to the terms and conditions of Section 14 of the Standard Custody Agreement effective ___________, 19__ and executed by such parties. Any changes to the fee schedule shall be by execution of a new Schedule A.

Effective Date of this Fee Schedule: April 3, 1998

Our basic approach to charging master custody fees is a blended fee structure based on our fiduciary role, number of accounts opened, securities holdings, and transaction volume.

Bank One's domestic custody services include safekeeping and controlling cash and marketable securities in our nominee name via our trust accounting system; processing the receipt and delivery of trades versus payment on a contractual settlement date basis; collecting principal and income; investing cash balances in a Bank One money market vehicle; monitoring for corporate actions; and providing accountings of activity and positions as required.

Our quote is based upon our current understanding of services required and is subject to change pending a detailed review of the portfolios and clarification of additional services required.

I.   ACCOUNT FEE

A flat charge of $750 per month will apply to each account maintained.

II.  ISSUE HOLDING FEE

DTC/PTC/FED eligible security holdings $1.50 per issue per month
Physical exchange-traded security holdings $3.00 per issue per month

Unique assets such as closely held stock, limited partnerships, private placements, insurance contracts, and other non exchange-traded assets are subject to a flat annual fee per issue of $360 ($30/month) which includes year end valuation. This fee increases to $50 per month per issue if monthly valuation is required.

III. TRANSACTIONS

A fee of $15 will apply to all transactions including securities purchases/sales, free receipts/deliveries, maturities/redemptions/exchanges and outgoing wires. No transaction charges apply to dividend/interest payments and Bank One sweep vehicle transactions.

A fee of $5 per principal paydown will apply to amortized securities.

IV. ADDITIONAL FEES

     Check Cut                                    $ 10
     On-Line Portfolio Access*                    $ 50 per month
     Out of pocket expenses at cost


    Basic on-line system access; windows-based custody workstation software with significant additional flexibility is $350 per month.









CUSTODIAN                               PRINCIPAL

Bank One, Kentucky, N.A.                312 CERTIFICATE COMPANY


By: /s/ Thomas S. Albright              By: /s/ Robert L. Maddox
   -------------------------------         ------------------------------------

Printed Name: Thomas S. Albright        Printed Name: Robert L. Maddox
             ---------------------                   --------------------------

Title: VP                               Title: President
      ----------------------------            ---------------------------------

Dated: 4/21/98                          Dated: 4/23/98
      ----------------------------            ---------------------------------

                                        By: Robert L. Maddox
                                           ------------------------------------

                                        Printed Name: Robert L. Maddox
                                                     --------------------------

                                        Title: President
                                              ---------------------------------

                                        Dated: 4/23/98
                                              ---------------------------------

                            BANK ONE, KENTUCKY, N.A.

                           STANDARD CUSTODY AGREEMENT

                                   SCHEDULE B

                                SEPARATE ACCOUNTS

     This Schedule B sets forth all separate accounts opened by the Custodian under the terms and conditions of the Standard Custody Agreement effective ____________, 19__, by and between 312 CERTIFICATE COMPANY ("Principal") and Custodian. Any additions or deletions to this schedule will be by execution of a new Schedule B.


      SEPARATE ACCOUNT NAME                   SEPARATE ACCOUNT NUMBER

           N/A                                          N/A






CUSTODIAN                                PRINCIPAL

Bank One, Kentucky, N.A.                 312 CERTIFICATE COMPANY

By: /s/ Thomas S. Albright               By: /s/ Robert L. Maddox
    -----------------------------           -----------------------------------

Printed Name: Thomas S. Albright        Printed Name:  Robert L. Maddox
              -------------------                    --------------------------

Title: VP                               Title: President
       --------------------------             ---------------------------------

Dated: 4/21/98                          Dated: 4/23/98
       --------------------------             ---------------------------------

                                        By: /s/ Robert L. Maddox
                                           ------------------------------------

                                        Printed Name: Robert L. Maddox
                                                     --------------------------

                                        Title: President
                                            -----------------------------------

                                        Dated: 4/23/98
                                            -----------------------------------